UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

Stratasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14950 Martin Drive, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 937-3000

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

          On June 27, 2007, we introduced a new direct digital manufacturing and prototyping system called the FDM 400mc™ at the 31st Japanese Rapid Prototyping Symposium in Tokyo, Japan.  The new FDM 400mc system focuses on improvements in part quality, build speed, and flexibility for users in selecting material packages and build-envelope size.  The improvements in part quality center on accuracy, repeatability and material properties.  We expect to formally launch our FDM 400mc system later in July 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: June 27, 2007	By:	/s/ Robert F. Gallagher

Robert F. Gallagher
Chief Financial Officer

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